MERCHANTS BANCSHARES, INC.
BURLINGTON, VERMONT
1995
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 1996
NOTICE OF MEETING
PROXY STATEMENT
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 30, 1996
To the Shareholders of
   MERCHANTS BANCSHARES, INC.

   Notice is hereby given that the regular Annual Meeting of Shareholders of Merchants Bancshares, Inc., a Delaware corporation (the "Company"), will be held at the Sheraton Burlington Hotel & Conference Center, 870 Williston Road, South Burlington, Vermont on Tuesday, April 30, 1996, at 10:00 a.m. for the following purposes:

   1. To elect the three individuals listed as nominees in the attached Proxy Statement to the Board of Directors of the Company.

   2. To act upon such other matters as may properly come before the Annual Meeting of Shareholders or any postponements or adjournments thereof.

   Pursuant to the Bylaws of the Company, the Board of Directors has fixed the close of business on March 15, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The
  Bylaws require that the holders of a majority in interest of all stock issued, outstanding and entitled to vote be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business.

BY ORDER OF THE BOARD OF DIRECTORS



	Dudley H. Davis                         Joseph L. Boutin
	Chairman of the Board of Directors      President & Chief Executive Officer

Burlington, Vermont
March 26, 1996

 YOUR ATTENTION IS INVITED TO THE PROXY STATEMENT WHICH FOLLOWS AND TO THE ENCLOSED PROXY CARD. IN ORDER THAT YOUR SHARES MAY BE VOTED BY PROXY AS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.


			  TABLE OF CONTENTS
PROXY STATEMENT                                                Page Numbers

   General Information                                                1
   Voting Securities                                                  2
   Election of Directors (Proposal 1)                                 3
      Nominees for Directors of the Company                           4
      Directors Continuing in Office                                  6
      Committees of the Board of Directors                            8
      Compensation of Principal Officers                              9
      Summary Compensation Table                                      9
      Pension Plan Table                                             10
      Alternative Pension Plan Disclosure                            11
      Compensation Committee Report                                  12
      Related Party Transactions with Management                     13
      Compensation Committee Interlocks and Insider Participation    13
      Performance Graph                                              14
   Other Matters                                                     15
   Submission of Shareholder Proposals for 1997 Annual Meeting       15
   Annual Report                                                     15
   Form 10-K Report                                                  15


			       PROXY STATEMENT
			   MERCHANTS BANCSHARES, INC.
			     123 Church Street
			  Burlington, Vermont 05401

			ANNUAL MEETING OF SHAREHOLDERS
			      April 30, 1996

			   GENERAL INFORMATION
   This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders of Merchants Bancshares, Inc. (theCompany'') to be held on April 30, 1996 and at any adjournments thereof. Shareholders of record at the close of business on March 15, 1996 will be entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being mailed or given to holders of common stock, par value $0.01 per share, of the Company (the "Common Stock") on or about March 29, 1996.

   Proxies in the form enclosed are solicited by the Board of Directors of the Company. Any such proxy, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no instructions are given on the proxy, the proxy will be voted FOR the election, as directors of the Company, of the nominees named within, and FOR the other proposals described within. At present, management knows of no additional matters to be presented at the Annual Meeting, but if other matters are presented, the persons named in the proxy and acting thereunder will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

   A proxy may be revoked at any time prior to its exercise (i) by submitting a written notice, addressed to Jennifer L. Varin, Secretary, at the principal office of The Company, revoking such proxy, or (ii) in open meeting prior to the taking of a vote. Any shareholder of the Company entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person on any matter presented for a vote to the shareholders of the Company at the Annual Meeting, whether or not such shareholder has previously given a proxy.

   Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone or by facsimile transmission by the directors, officers and other employees of the Company or of the Company's subsidiary, The Merchants Bank (the "Bank"). The Company will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries, who, at the request of the management of the Company, mail material to or otherwise communicate with the beneficial owners of the shares of Common Stock of the Company held of record by such brokers, custodians, nominees or other fiduciaries.

   Written notice of the results of the voting at the Annual Meeting or adjournments thereof will not be mailed to shareholders, but will be available upon request, without charge.

   The Company maintains its principal executive offices at 123 Church Street, Burlington, Vermont 05401, and its telephone number is (802) 658-3400.

VOTING SECURITIES

   As of March 15, 1996, the record date for the Annual Meeting, there were 4,434,620 shares of Common Stock of the Company outstanding, with 4,434,344 of those shares entitled to vote at the Annual Meeting. Fractional shares are not entitled to be voted, but each full share of Common Stock of the Company entitles the holder thereof to one vote on all matters properly brought before the Annual Meeting. At present, the Common Stock is the only class of capital stock of the Company that is issued and outstanding.

   The following table provides information regarding persons or organizations known by the Company to be the beneficial owners of more than five percent (5.00%) of the outstanding shares of Common Stock of the Company as of February 15, 1996.

                       	    Amount and
                     						 Nature of
Name of                     Beneficial            Percent of      Notes of
Beneficial Owner            Ownership (1)         Class           Explanation


General Educational         822,958 Shares          18.56%           (2)
  Fund Inc.

The Merchants Bank          598,959 Shares          13.51%           (3)
  401(k) Employee Stock
  Ownership Plan

Charles A. Davis            266,975 Shares           6.02%           (4)

Notes of Explanation

   (1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic beneficial interest in shares set opposite their respective names.

   (2) The General Educational Fund, Inc., located at 164 College Street, Burlington, Vermont was established in perpetuity in 1918 for the purpose of providing financial assistance to full-time students attending institutions of higher education. The Board of Trustees of the General Educational Fund,
Inc., consists of the following individuals, who also serve the Company and/or the Bank in the capacities as indicated: Joseph L. Boutin, President, Chief Executive Officer and Director of the Bank and Company; Geoffrey R. Hesslink, Vice President of the Bank; Michael R. Tuttle, Executive Vice President of the Bank. The number of shares indicated above does not include shares of Common Stock of the Company owned by the Trustees individually.

   During 1995 the General Educational Fund, Inc., sold 12,000 shares of Merchants Bancshares, Inc., common stock to the 401(k) Employee Stock
Ownership Plan, or to individual investors. Prices per share were determined by averaging the bid and asked valuations per share for five days preceding the date of sale.

   (3) While participants in the 401(k) Employee Stock Ownership Plan have the right to designate how shares allocated to their respective accounts are to be voted, the Plan Administration Committee is authorized to determine the voting of shares for which no such designation is made by participants. The 401(k) Employee Stock Ownership Plan is administered at 164 College Street, Burlington, VT.

   (4) Included are shares owned by Charles A. Davis; shares in custody for sons, Tucker and Tyler, and the Charles and Marna Davis Foundation. Shares owned by his wife Marna Davis are not included. Mr. Davis is a Senior Director of Goldman Sachs & Co., a New York based investment banking firm located at 85 Broad Street, New York, New York 10004. Mr. Davis resides at 17 Field Point Dr., Greenwich, CT., 06880, and is the son of Dudley H. Davis, Chairman of the Board of the Company.


   Except as set forth above, to the knowledge of the Company on February 15, 1996 no person was the record or beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company. For information relating to ownership of Common Stock of the Company by directors and officers of the Company, see "ELECTION OF DIRECTORS" below.

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and 10% shareholders to file initial reports of ownership and reports of changes of ownership of the Company's common stock with the Securities & Exchange Commission. Based upon a review of these filings for 1995, the Company notes that Patrick S. Robins filed a Form 4 report three months late with respect to the purchase of 2,100 shares.

			    ELECTION OF DIRECTORS
			     (Proposal Number 1)

   The By-laws of the Company stipulate that the business and affairs of the Company shall be managed by a Board of Directors, which shall consist of not less than nine or more than twenty-one individuals divided into three classes as nearly equal in size as possible.

At a meeting held on February 22, 1996, the Board of Directors of the Company unanimously voted to fix the number of directors at twelve, and to introduce for adoption at the Annual Meeting the following resolution:

RESOLVED: That Leo O'Brien, Jr., Benjamin F. Schweyer and Robert A. Skiff, Ph.D be elected to serve as Class III directors of Merchants Bancshares, Inc., each for a three year term expiring on the date of the Annual Meeting of Shareholders in 1999, or until their successors are duly elected and qualified in accordance with the By-laws of the Company.

NOMINEES FOR DIRECTORS OF THE COMPANY
   The following table sets forth the names and addresses of the three nominees for director of the Company, their principal occupations, ages and periods of service as directors of the Company, and information regarding their ownership of shares of Common Stock of the Company as of February 15, 1996. The Class III nominees have each been nominated for a three year term expiring in 1999. Information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given.


			                                 											                Director   Amount and
                                                               of         Nature of
		     Name and                   Principal                    Company    Beneficial     Percent of
Class  Address              Age   Occupation (1)               Since      Ownership (2)  Class
III   Leo O'Brien, Jr.      65   Partner, Vice President        1969 	     18,819          *
										                       O'Brien Brothers Agency, Inc.
										                       South Burlington, VT

III   Benjamin F. Schweyer  70   Attorney, Latham, Eastman,     1969       63,703         1.44%
                           						Schweyer & Tetzlaff, P.C.
						                           Burlington, VT

III   Robert A. Skiff, Ph.D. 54  University of Vermont's        1984        1,606           *
                            					Presidential Fellow for
				                            	Economic Development
				                            	Burlington, VT


NOTES:

(1) During the past five years, the principal occupation and employment of each Class III director has been in the capacity as set forth above, with the exception of Dr. Skiff. Dr. Skiff stepped down as President of Champlain College on July 1, 1992 after serving in that capacity for fifteen years.

(2) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic beneficial interest in shares set opposite their respective names.

The following biographical information is provided for the three nominees as indicated above:

Leo O'Brien, Jr.

   Leo O'Brien, Jr. has served as a Director of the Bank since 1969, and as a Director of the Company since 1984. He is currently a partner of O'Brien Brothers and Vice President of O'Brien Brothers Agency, Inc. with offices in South Burlington, Vermont. Both organizations are primarily engaged in agriculture and real estate development. The Board of Directors has nominated Mr. O'Brien to serve as a Class III Director for a three-year term expiring on the date of the Annual Meeting in 1999. He is married and 65 years of age.

Benjamin F. Schweyer

   Benjamin F. Schweyer has served as a Director of the Bank since 1969 and as a Director of the Company since 1984. He is a member of the law firm of Latham, Eastman, Schweyer & Tetzlaff, P.C., located in Burlington, Vermont. The Board of Directors has nominated Mr. Schweyer to serve as a Class III Director for a three-year term expiring on the date of the Annual Meeting in 1999. He is married and is 70 years of age.

Robert A. Skiff, Ph.D.

   Robert A. Skiff, Ph.D. has served as a Director of the Bank and of the Company since 1984. He is University of Vermont's Presidential Fellow for Economic Development. On July 1, 1992, Mr. Skiff stepped down after serving as President of Champlain College for fifteen years. The Board of Directors has nominated Mr. Skiff to serve as a Class III Director for a three-year term expiring on the date of the Annual Meeting in 1999. He is married and 54 years of age.

   If at the time of the Annual Meeting any of the nominees should be unable to serve or should decline to serve, the discretionary authority provided in the proxies may be exercised to vote for a substitute or substitutes, who would be designated by the Board of Directors of the Company, and would be elected to the same class or classes as the nominees for whom they are substituted. Neither the Bylaws of the Company nor applicable law restrict the nomination of other individuals to serve as directors, and any shareholder present at the Annual Meeting may nominate another candidate, or candidates, at the Annual Meeting.

   An affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Annual Meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors of the Company. Shares for which authority to vote for any nominee is withheld on a proxy will have the effect of negative votes as to that nominee. The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees listed above.

DIRECTORS CONTINUING IN OFFICE
CLASS I
The terms of the following Class I incumbent directors will expire on the date of the 1997 Annual Meeting of Shareholders.

                                                          									        Amount and
                                           							            Director of  Nature of
       	Name and                  Principal                   Company      Beneficial     Percent of
Class   Address          Age      Occupation (1)              Since        Ownership (2)     Class
I       Peter A. Bouyea   48      Consultant, Bouyea-Fassetts  1994         47,055          1.06%
                            				  Bakery, Inc.
				                              South Burlington, VT

I       Charles A. Davis  47      Senior Director, Goldman     1985        266,975          6.02%
                            				  Sachs & Co., 85 Broad St.
				                              New York, NY

I       Dudley H. Davis   74      Chairman of the Board        1956         52,718 (3)      1.19%
				                              Merchants Bancshares, Inc.
                            				  Burlington, VT

I       Thomas F. Murphy  53      President,                   1985         25,605             *
				                              Burlington News Agency
				                              Colchester, VT

		       * Shareholdings represent less than 1.00% of class

NOTES:
(1) During the past five years, with the following exceptions, the principal occupation and employment of each Class I director has been in the capacity as set forth above. Charles A. Davis became a Senior Director of Goldman Sachs & Co., on December 1, 1994. On October 24, 1994, Dudley H. Davis stepped down as President & Chief Executive Officer, and was appointed to serve as Chairman of the Board of Directors.

(2) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic beneficial interest in shares set opposite their respective names.

(3) Does not include 52,393 shares held in trust dated September 12, 1987 as to which Mr. Davis has no voting or investment powers.


CONTINUING CLASS II DIRECTORS
The terms of the following Class II incumbent directors will expire on the date of the 1998 Annual Meeting of Shareholders.

                                            							      Director   Amount and
                                         							         of         Nature of
       	Name and                     Principal           Company    Beneficial      Percent of
Class   Address                Age   Occupation (1)      Since      Ownership (2)      Class
II      Joseph L. Boutin        48   President & CEO       1994       8,141             *
                                					The Merchants Bank
                                					Burlington, VT

II      Jeffrey L. Davis        43   President,            1993      24,563             *
                                					J.L. Davis, Inc.
                                					Burlington, VT

II      Michael G. Furlong      45   Attorney, Sheehey Brue  1991     4,523             *
                                					Gray & Furlong, P.C.
                                 				Burlington, VT

II      Raymond C. Pecor, Jr.   56   Chairman, Lake Champlain 1978  125,080           2.82%
                                					Transportation Co.
                                					Burlington, VT

II      Patrick S. Robins       57   CEO & Treasurer,         1974   21,997             *
                                					SymQuest Group, Inc.
                                 				Burlington, VT

		      * Shareholdings represent less than 1.00% of class

NOTES:
(1) During the past five years, with the following exceptions, the principal occupation and employment of each Class II director has been in the capacity as set forth above. Joseph L. Boutin's appointment became effective on October 24, 1994. Patrick S. Robins became Treasurer and Chief Executive Officer of SymQuest Group, Inc., a company specializing in computer education and service and facsimile and copier machine services, on February 9, 1996.

(2) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic beneficial interest in shares set opposite their respective names.


Attendance of Directors
   During 1995, eighteen meetings of the Board of Directors of Merchants Bancshares, Inc. were held. The following directors of Merchants Bancshares, Inc. attended fewer than seventy-five percent of the meetings of the Company:
Charles A. Davis, Thomas F. Murphy, Raymond C. Pecor, Jr., Jack DuBrul II and Benjamin F. Schweyer.

Compensation of Directors
   Payment of Directors fees for the fiscal year 1995 was suspended for all Directors of the Company.

   Through October 1995, fees were paid to all Bank directors who were not also officers of the Bank based on a schedule of $250 for each board meeting attended in the months of January and February and $500 for each board meeting attended thereafter, up to a maximum limit of $10,000 per calendar year. In October, 1995, the Directors elected to modify the compensation structure to allow for an annual retainer of $4,000 plus $500 for each board meeting attended and $250 for each committee meeting attended.

   Through December, 1995, the Bank maintained a Deferred Compensation Plan for Directors. In December of 1995 the Bank and participants in the Fixed
Growth program of the Deferred Compensation Plan for Directors agreed to amend or terminate the existing plans. In satisfaction of all liabilities under those plans, the Bank agreed to make payments to, or credits for, the participants. The Bank has established and funded grantor trusts which hold shares of Merchants Bancshares, Inc. stock that the Bank is obligated to deliver under these arrangements.

   In addition, the Company continues to maintain the floating growth (savings) program of the deferred compensation plan for Directors. Benefits accrue based on the Directors' fees deferred and a monthly allowance for interest at a rate that is fixed from time to time in the discretion of the Board of Directors. The benefits under the Savings Program of the Deferred Compensation Plan for Directors and the New Plans are generally payable starting on the January 2 following a participant's 65th birthday or earlier death, and will be distributed to the participant (or upon the participant's death, to the participant's designated beneficiary) in accordance with the plan.

   The Board of Directors of the Bank has designated an Audit Committee, Human Resources and Nominating Committee, and Shareholder Value Committee whose composition and objectives are as described below. The Human Resources and Nominating Committee of the Bank also serves in effect as the Compensation Committee of the Company.

Audit Committee:
   During 1995, six meetings of the Audit Committee were held. The Committee consisted of Robert A. Skiff, Chairman, Thomas F. Murphy, Leo O'Brien, Jr., Raymond C. Pecor, Jr. and Benjamin F. Schweyer from January to October, at which time Directors Peter A. Bouyea, Jeffrey L. Davis, and Parnell C. Kirby replaced members Murphy, O'Brien and Pecor.

   The functions of the Audit Committee are (i) to serve as the primary means of communication between the Board of Directors and both the independent accountants and the internal auditor, (ii) to assist and make recommendations to the Board of Directors in fulfilling its responsibilities relating to the Bank's financial reporting and internal control policies and practices,
 (iii) to review with the independent accountants and the internal auditor the scope of the annual audit plan, the results of the annual audit and the adequacy of the Bank's internal accounting controls, (iv) to make recommendations to the Board of Directors with respect to the selections of independent accountants, (v) to review any non-audit services rendered by the independent accountants, (vi) to monitor compliance with the Bank's business ethics policies and (vii) to engage independent accountants and other professional advisors to conduct such special reviews or studies as the committee deems appropriate in fulfilling its responsibilities.

   Other areas covered by the Audit Committee on a regular basis are:
   (i) review matters relative to security and insurance coverages and (ii) regulatory compliance, including reports issued in accordance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act.

Compensation Committee:
   During 1995 the Committee held six meetings. The Committee consists of the following independent members of the Board of Directors: Michael G. Furlong, Chair, Jack A. DuBrul II, Leo O'Brien, Jr., and Patrick S. Robins.

Shareholder Value Committee:
   The function of the Shareholder Value Committee is to consider and make recommendations to the Bancshares Board on proposals which effect the value of Shareholders' investment in Bancshares.

   The Committee was established in October, 1995 and the following Directors were appointed to serve on the Committee: Joseph L. Boutin, Peter A. Bouyea, Charles A. Davis, Thomas F. Murphy, and Benjamin F. Schweyer.

   COMPENSATION OF PRINCIPAL OFFICERS

   The following table sets forth aggregate cash compensation paid by the Bank over the past three calendar years to the most highly compensated principal officers of the Company or the Bank whose salary and bonus for 1995 exceeded $100,000.

			       Summary Compensation Table
                                                     							   Long-Term Compensation

                                				   Annual Compensation     Awards     Payouts
							                                                        Securities
Name and                                                       Underlying  LTIP       All Other
Principal Position       Year    Salary          Bonus         Options     Payouts(6) Compensation
Joseph L. Boutin         1995    $203,838        $     0            0          0 	    $ 18,880 (1)
President, and Director  1994    $ 34,614        $     0       20,000          0	     $      0
of the Company and Bank  1993    $      0        $     0            0          0 	    $      0

Thomas R. Havers         1995    $101,531        $     0        5,000    $84,416 	    $  9,616 (2)
Executive Vice-President 1994    $ 98,070        $10,000            0          0 	    $  5,215
                      			1993    $ 94,739        $ 5,073            0          0      $  3,504

Michael R. Tuttle        1995    $110,765        $     0       10,000          0 	    $  9,972 (3)
Executive Vice-President

Dudley H. Davis          1995    $152,894        $     0            0          0    	 $127,753 (4)
Former President,        1994    $264,120        $     0            0          0	     $121,228
Chairman Board of
 Directors               1993    $311,336        $ 5,076            0          0 	    $119,397

Edward W. Haase          1995    $102,312        $     0            0    $62,512	     $136,340 (5)
Former Chief Financial   1994    $100,316        $15,000            0          0 	    $  9,162
Officer               			1993    $ 96,933        $ 5,109            0          0      $  3,680

Notes of Explanation:
(1) Includes Mr. Boutin's 401(k) ESOP employer contributions for 1995 of
 $18,358 and $522 in group term life insurance premiums.
(2) Includes Mr. Havers' 401(k) ESOP employer contributions for 1995 of $9,445 and $171 in group term life insurance premiums.
(3) Includes Mr. Tuttle's 401(k) ESOP employer contributions for 1995 of $9,972.
(4) Includes Mr. Davis' 401(k) ESOP employer contributions for 1995 of $18,480 and $109,273 distributed pursuant to the terms of the Executive Salary Continuation Plan, a description of which is contained under "Alternative Pension Plan Disclosure".
(5) Includes Mr. Haase's 401(k) ESOP employer contributions for 1995 of $16,565 and $177 in group term life insurance premiums. Also includes $38,698 paid out in settlement of the Executive Salary Continuation Plan, a description of which is contained under "Alternative Pension Plan Disclosure". Mr. Haase terminated employment with the Bank on December, 15, 1995. As part of this termination he was paid a severance equal to 42 weeks salary totaling $81,077.
(6) The obligations of the Bank to certain participants in the Phantom Stock Plan were settled in December, 1995 and paid out in January, 1996.


Option Grants in Last Fiscal Year                                           Potential Realizable
                                              							                       Value at Assumed
                                                    								                Annual Rates of Stock
                                                    								                Price Appreciation
                  		 Individual Grants                                      For Option Term

           		     Number of      % of Total
           		     Securities     Options
           		     Underlying     Granted To      Exercise or
		                Options        Employees In    Base Price      Expiration
   	Name          Granted        Fiscal Year     ($/Share)       Date          5%       10%
Joseph L. Boutin          0             0
Thomas R. Havers  (1) 5,000          33.3          $14.88        12/29/02   $30,300   $85,100
Michael R. Tuttle(1) 10,000          66.7          $10.00        01/30/02   $40,700   $94,900
Dudley H. Davis           0           0
Edward W. Haase           0           0

(1) Mr. Havers' option becomes exercisable after 12/29/97. Mr. Tuttle's option becomes exercisable after 1/23/97. The options are immediately exercisable if Mr. Havers or Mr. Tuttle are terminated without just cause or due to their disability, or in the event that any transaction occurs which results in a change of control of the Merchants Bank or Merchants Bancshares, Inc. from that existing at December 29, 1995 or January 23, 1995, respectively.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                 Number of
                                                 Securities                   Value of
                                                 Underlying                   Unexercised
                                                 Unexercised                  In-The-Money
                                                 Options                      Options
                   	Shares                       At Fiscal                    At Fiscal
	                  	Acquired      Value          Year-End                     Year-End
Name                On Exercise   Realized  Exercisable  Unexercisable   Exercisable  Unexercisable
Joseph L. Boutin              0         0             0         20,000             0     $53,800
Thomas R. Havers              0         0             0          5,000     	       0     $     0
Michael R. Tuttle             0         0             0         10,000     	       0     $36,900
Dudley H. Davis               0         0             0              0            	0     $     0
Edward W. Haase               0         0             0              0             0     $     0


Pension Plan Table

			Estimated Annual Retirement Benefit
			for Specified Years of Credited Service

Annual Compensation       20         30        40

$150,000                $15,456   $23,184   $25,684
$175,000                $25,336   $38,004   $41,754
$100,000                $35,336   $53,004   $58,004
$125,000                $45,336   $68,004   $74,254
$150,000                $55,336   $83,004   $90,504
$175,000                $55,336   $83,004   $90,504
$200,000                $55,336   $83,004   $90,504
$225,000                $55,336   $83,004   $90,504
$250,000                $55,336   $83,004   $90,504
$275,000                $55,336   $83,004   $90,504
$300,000                $55,336   $83,004   $90,504
$325,000                $55,336   $83,004   $90,504

   The above table shows the estimated annual retirement benefits payable upon retirement to persons in a specified compensation and years of credited service classification. The assumptions are: that they retire at age 65 during 1995; that each member's final average compensation is equal to his or her annual compensation amounts provided that, if annual compensation exceeds $150,000 for illustration purposes the final average compensation has been set equal to $150,000; and that they elect a straight life

   The annual retirement benefits payable at age 65 to Mr. Boutin, Mr. Havers, Mr. Tuttle, Mr. Davis and Mr. Haase are $0, $28,212, $0, $126,451, and $13,726, respectively.

ALTERNATIVE PENSION PLAN DISCLOSURE

 Through December, 1995, the Bank maintained an Executive Salary Continuation Plan. In December, 1995 the Bank and participants in the Plan agreed to amend or terminate the existing plans. In satisfaction of all liabilities under those plans, the Bank agreed to make payments to, or credits for, the participants. Pursuant to these agreements the Bank established a new plan and funded grantor trusts which hold shares of Merchants Bancshares, Inc. stock. The Bank has agreed to deliver to Mr. Davis on January 2, 1997 and January 2, 1998, 7,079.5 shares (an aggregate of 14,159 shares) of
 Merchants Bancshares, Inc., as well as any earnings or distributions on those shares. The Bank has also agreed to pay Mr. Davis an amount that is precisely linked to the investment performance of a $700,000 grantor trust (the Variable Account) established by the Bank for this purpose.
 The distributions from the Variable Account are to commence on January 2, 1999 for a period of ten years. Mr. Davis received $109,273 as a distribution from the former executive salary continuation plan during 1995. The Bank has agreed to deliver to Mr. Havers on a deferred basis, and in installments, an aggregate of 3,245 shares of Merchants Bancshares, Inc., respectively, and any earnings or distributions on or on account of those shares. The distributions or payments to Mr. Havers are to commence at age 65 and are payable for 15 years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the ownership of Common Stock of the Company as of February 15, 1996 by each of the named executive officers and the directors and executive officers as a group.

              			      Amount and Nature of
Name                 Beneficial Ownership (1)        Percent of Class

Thomas R. Havers            16,603                             *
Michael R. Tuttle              762                             *
Edward W. Haase              6,498                             *
Directors and Executive
 Officers as a Group       766,230                          17.28%

	    * Shareholdings represent less than 1.00% of class

NOTE:
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic beneficial interest in shares set opposite their respective names.

COMPENSATION COMMITTEE REPORT
   The Compensation Committee of Merchants Bancshares, Inc. consists of four directors who are not officers or employees of the Company; Michael G.
Furlong, Chair, Jack A. DuBrul II, Leo O'Brien, Jr., and Patrick S. Robins.
The Committee also acts as the Human Resources and Nominating Committee of Merchants Bank.
   The Committee's primary responsibilities are to: Provide independent review and oversight and promote corporate accountability for executive compensation; approve performance and base compensation policies for executive management and employees; approve incentive plans; and to provide oversight of company benefit programs.
  Merchants Bank's 1995 compensation program for executive officers consisted of a base salary. For 1996 the Bank's compensation program for executive officers will consist of two elements: a base salary and specific bonuses based on the achievement of defined corporate objectives. The Committee believes that this approach best serves the interests of shareholders by ensuring that executives are compensated in a manner that advances both the short- and long-term interests of stockholders. Thus, compensation for the Bank's executive officers for 1996 will involve a proportion of pay which will be at risk: the bonuses will be tied primarily to improvements in the Bank's asset quality and the corporation's net income.
Salaries paid to executive officers (other than the Chief Executive Officer who is employed pursuant to an employment agreement) are reviewed annually by the Chief Executive Officer based upon his subjective assessment of the nature of the position, and the contribution, experience and Bank tenure of the executive officer. The Chief Executive Officer reviews all salary recommendations with the Human Resources and Nominating Committee, which is responsible for approving or disapproving those recommendations.

Chief Executive Officer Compensation
   Mr. Boutin serves the Bank pursuant to an employment agreement dated October 31, 1994, which provides for his employment as President and Chief Executive Officer of the Bank and Company through October 31, 1997. The terms of Mr. Boutin's contract were negotiated at arms-length. Mr. Boutin's base salary is $200,000 per year through calendar year 1996. In addition, Mr. Boutin has the option to purchase 20,000 shares of common stock at the purchase price of $11.00 per share. This option is exercisable at any time after two years and seven years from October 31, 1994, the date of the grant.

					Members of the Compensation Committee

					      Michael G. Furlong, Chair
					      Jack A. DuBrul II
					      Leo O'Brien, Jr.
					      Patrick S. Robins

RELATED PARTY TRANSACTIONS
   As described below under "Compensation Committee Interlocks and Insider Participation," the Bank engages in banking transactions with directors and officers of the Company, and with their associates.
   During 1995 the Bank purchased office supplies and equipment on a competitive bid basis from McAuliffe, Inc., valued at $206,050. Patrick S. Robins, who was President of McAuliffe, Inc. in 1995, is a Class II director of the Company and the Bank.
   During 1995, the Bank purchased automobiles and automotive services on a competitive basis from Automaster, Inc., valued at $36,019. Jack A. DuBrul II, who is President of Automaster, Inc., is a Class III director of the Company and the Bank.
   The bank obtained legal services during 1995, and anticipates obtaining such services during 1996, from the firm of Sheehey, Brue, Gray & Furlong, P.C., of which Michael G. Furlong is a principal partner. Mr. Furlong is Chairman of the Compensation Committee. Fees paid to this firm by the Bank for services and expenses in 1995 aggregated $96,174.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
   During 1995, the Compensation Committee included Michael G. Furlong, Chairman, Jack DuBrul II, Leo O'Brien, Jr. and Patrick S. Robins.

PERFORMANCE GRAPH
   A comparison of five year cumulative total return to shareholders of Merchants Bancshares, Inc., to a group of bank holding companies selected by the Company, and to the NASDAQ market index is indicated below. Data is shown both in tabular format and in the following graph. The peer group of bank holding companies consists of the following: Arrow Financial Corporation
(AROW); BancNorth Group, Inc. (BKNG); Chittenden Corporation (CNDN); Eastern Bancorp, Inc., (VFBK); Evergreen Corporation (EVGN); and Vermont Financial Services Corporation (VFSC). These are six of the largest financial institutions with which the Bank believes it competes most directly for market share.

		      COMPARE FIVE YEAR CUMULATIVE TOTAL RETURN
			 AMONG MERCHANTS BANCSHARES, INC.,
		      NASDAQ MARKET INDEX AND PEER GROUP INDEX
  500

D 450

                                          						  X
O 400


L 350


L 300


A 250                                   X

                    			       X                   @
R 200
		                    *                 @         *
                      X			    @
S 150                         *
	            *
       	     @        @                 *
  100        X


   50
	         1991     1992     1993     1994      1995

      	* Merchants Bancshares       X Peer Group Index
	      @ NASDAQ Market Index


	       ASSUMES $100 INVESTED ON JAN. 1, 1990
		       ASSUMES DIVIDENDS REINVESTED
   		    FISCAL YEAR ENDING DEC. 31, 1995

                                 					     Table
                                					Fiscal Year Ending

 Company                1990     1991      1992     1993    1994       1995
 Merchants Bancshares,
   Inc.                $100.00  $136.24   $185.88   $149.43   $113.46   $166.03
 Peer Group             100.00   106.31    158.63    215.08    255.47    429.86
 Broad Market           100.00   128.38    129.64    155.50    163.26    211.77

			 OTHER MATTERS

   The Board of Directors of the Company know of no additional matters which are likely to be presented for action at the Annual Meeting other than the one proposal specifically set forth in the Notice and referred to herein. If any other matter properly comes before the Annual Meeting for action, it is intended that the persons named in the accompanying proxy and acting thereunder will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

       SUBMISSION OF SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

   Shareholders who desire to submit proposals for the consideration of the Company's shareholders at its Annual Meeting of Shareholders in 1997, scheduled to be held on Tuesday, April 22, 1997, will be required, pursuant to a rule of the Securities and Exchange Commission, to deliver the proposal to the Company on or prior to December 4, 1996. Please forward any shareholder proposals to the Secretary of the Company at the address indicated below.

			  ANNUAL REPORT

   A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1995, which includes financial statements, has been mailed to all shareholders with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material. Additional copies of the Annual Report may be obtained by shareholders of the Company without charge on written request to the Secretary of the Company at the address indicated below.

		      ANNUAL DISCLOSURE STATEMENT

   Pursuant to 12 CFR 350 of FDIC Rules & Regulations, a copy of The Merchants Bank's Annual Disclosure Statement may be obtained without charge by contacting the person indicated below. The Annual Disclosure Statement presents the Bank's financial condition, and results of operation for the fiscal years ended 1994 and 1995.

			The Merchants Bank
			Andrew T. Kloeckner, AVP & Compliance Officer
			275 Kennedy Drive
			S. Burlington, Vermont 05403
			Tel. (802) 658-3400

			  FORM 10-K REPORT

   A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as filed with the Securities and Exchange Commission, may be obtained without charge by any shareholder of the Company on written request to the Secretary of the Company at the address indicated below.

					   By Order of the Board of Directors




123 Church Street                                         Jennifer L. Varin
Burlington, Vermont 05401                                     Secretary
March 29, 1996                                      Merchants Bancshares, Inc.



			     Mailing Address:
			Merchants Bancshares, Inc.
			    123 Church Street
			Burlington, Vermont 05401

			  Date: March 29, 1996